ALPS ETF TRUST

ALPS│GS MOMENTUM BUILDER® GROWTH MARKETS EQUITIES AND U.S. TREASURIES INDEX ETF (TICKER: GSGO)

 ALPS│GS MOMENTUM BUILDER® ASIA EX-JAPAN EQUITIES AND U.S. TREASURIES INDEX ETF (TICKER: GSAX)

ALPS│GS MOMENTUM BUILDER® MULTI-ASSET INDEX ETF (TICKER: GSMA)

ALPS│GS RISK-ADJUSTED RETURN U.S. LARGE CAP INDEX ETF (TICKER: GSRA)

SUPPLEMENT DATED AUGUST 13, 2014

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2014

On August 12, 2014, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the ALPS│GS Momentum Builder® Growth Markets Equities and U.S. Treasuries Index ETF, ALPS│GS Momentum Builder® Asia ex-Japan Equities and U.S. Treasuries Index ETF, ALPS│GS Momentum Builder® Multi-Asset Index ETF and ALPS│GS Risk-Adjusted Return U.S. Large Cap Index ETF (the “Funds”).  The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of the Funds and the Funds' shareholders.

From August 13, 2014 through August 28, 2014, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

The Funds will close to new investors on August 25, 2014, and the NYSE Arca will halt trading in the Funds before the opening of trading on August 28, 2014.  The effective date of the Funds’ liquidation shall be on or before August 28, 2014 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on August 28, 2014 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders may sell their holdings prior to August 28, 2014, incurring a transaction fee from their broker-dealer.  From August 26, 2014 through August 27, 2014, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds.

For additional information regarding the liquidation, shareholders of the Funds may call 866.759.5679.

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